Exhibit 99.1

                   THE CONNECTICUT LIGHT AND POWER COMPANY



                      FIRST AND REFUNDING MORTGAGE BONDS



                            UNDERWRITING AGREEMENT

                                                        April 4,  2005

The Connecticut Light and Power Company
107 Selden Street
Berlin, Connecticut 06037

       1. Purchase and Sale. On the basis of the representations and warranties, and subject to the terms and conditions set forth in this agreement (this "AGREEMENT"), the Underwriters (defined below) shall purchase from The Connecticut Light and Power Company (the
"COMPANY"), severally and not jointly, and the Company shall sell to the Underwriters, the principal amount of the Company's 5.000%
First and Refunding Mortgage Bonds, 2005 Series A, Due 2015 (the "Series A Bonds") and the Company's 5.625% First and Refunding
Mortgage Bonds, 2005 Series B, Due 2035 (the "Series B Bonds"), set forth opposite the name of the Underwriters in Schedule I hereto at the price specified in Schedule II hereto (the aggregate principal amount of the bonds described in Schedule II hereto are hereinafter referred to as the "BONDS").

       2. Underwriters. The term "UNDERWRITERS", as used herein, shall be deemed to mean Barclays Capital Inc. and Citigroup Global Markets Inc. (together, the "Representatives") and the other several persons, firms or corporations named in Schedule I hereto (including all substituted Underwriters under the provisions of Section 10 hereof). All obligations of the Underwriters hereunder are several and not joint.

       3. Representations and Warranties. The Company represents and warrants to and agrees with the Underwriters that:

      (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "SECURITIES ACT") and has filed with the Securities and Exchange Commission
(the "COMMISSION") a registration statement (Registration Statement No. 333-118276), including a prospectus, relating to $880,000,000 principal amount of first and refunding mortgage bonds, including the Bonds, and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "PROSPECTUS SUPPLEMENT") specifically relating to the Bonds pursuant to Rule 424 under the Securities Act. The term "REGISTRATION STATEMENT" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "BASE PROSPECTUS" means the prospectus included in the Registration Statement. The term "PROSPECTUS" means the Base Prospectus together with the Prospectus
Supplement. The term "PRELIMINARY PROSPECTUS" means the preliminary prospectus supplement, dated April 4, 2005, relating to the Bonds, together with the Base Prospectus. As used herein, the terms "Base Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "SUPPLEMENT," "AMENDMENT" and "AMEND" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

              (b) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, no order directed to the adequacy of any document incorporated by reference in the Prospectus has been issued by the Commission and no proceedings for either such purpose are pending before or threatened by the Commission.

              (c) (i) Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the preliminary prospectus or Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder,
(ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the preliminary prospectus as of its date did not, and the Prospectus does not, contain, and, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply (A) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification on Form T-1 (the "FORM T-1") under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), of Deutsche Bank Trust Company Americas or (B) statements or omissions made in reliance upon and in conformity with information furnished in writing by or on behalf of any Underwriter expressly for use in connection with the preparation of the Registration Statement, preliminary prospectus or Prospectus.

              (d) The Company has been duly formed, is validly existing as a Connecticut corporation in good standing under the laws of Connecticut, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company. The Company possesses such material certificates, authorizations, franchises or permits issued by the appropriate state or federal regulatory authorities or bodies as are necessary to conduct its business as currently conducted.

              (e) The Company has no "significant subsidiaries" (as such term is defined in Regulation S-X under the Exchange Act) other than CL&P Receivables Corp. and CL&P Funding LLC. CL&P Receivables Corp. and CL&P Funding LLC each possess such material certificates, authorizations, franchises or permits issued by the appropriate state or federal regulatory authorities or bodies as are necessary to conduct its business as currently conducted.

              (f) This Agreement has been duly authorized, executed and delivered by the Company.

              (g) The Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, as amended, between the Company and Deutsche Bank Trust Company Americas, as successor trustee (the "Trustee"), as supplemented and previously amended by various supplemental indentures and as to be supplemented by the Supplemental Indenture, to be dated as of April 1, 2005, establishing the terms of the Series A Bonds and the Series B Bonds (the "INDENTURE") has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as may be limited by the laws of Connecticut, where the property covered by the Indenture is located, affecting the lien of the Indenture on after-acquired real property and affecting the remedies for the enforcement of the security provided for therein, which laws do not make inadequate the remedies necessary for the realization of the benefits of such security.

              (h) The Bonds have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits and security of the Indenture, equally and ratably with the first and refunding mortgage bonds of other series presently secured by the Indenture, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

              (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Bonds will not contravene any provision of applicable law or the Certificate of Incorporation or By-laws of the Company or any agreement or other instrument binding upon the Company that is material to the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Bonds, except for (i) the order of the Department of Public Utility Control of the State of Connecticut, dated January 26, 2005, (the "DPUC Order") and (ii) the post-closing filing on Form U-6B-2 required to be made with the Commission pursuant to the Public Utility Holding Company Act of 1935 (the "1935 Act Filing") such as have been obtained under the Securities Act and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Bonds. The DPUC Order is in full force and effect and is sufficient to authorize the Company to issue the Bonds and to perform its obligations under the Bonds, the Indenture, and this Agreement and is final and not subject to rehearing or appeal. The 1935 Act Filing, when made, will comply with the applicable rules and regulations of the Commission.

              (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

              (k)     There are no legal or governmental
proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

              (l)     Each preliminary prospectus filed
as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

              (m) The Company is not and, after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

              (n)     Except as disclosed in the Prospectus
(exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there are no costs or liabilities associated with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS") (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company.

              (o) The Company maintains systems of internal accounting controls and processes sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles; and (iii) assets are safeguarded from loss or unauthorized use. The Company evaluated the design and operation of their disclosure controls and procedures to determine whether they are effective in ensuring that the disclosure of required information is timely made in accordance with the Exchange Act and the rules and forms of the Commission. These evaluations were made under the supervision and with the participation of management, including the principal executive officer and principal financial officer of the Company, within the 90-day period prior to the filing of the most recent Quarterly Report on Form 10-Q. The principal executive officer and principal financial officer have concluded, based on their review, that the disclosure controls and procedures, as defined by Exchange Act Rules 13a-15(e) and 15(d)-14(c), are effective to ensure that information required to be disclosed by the Company in reports that it files under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in Commission rules and forms. No significant changes were made to the Company's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation.

              (p) The financial statements and the related notes thereto incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

              (q) Deloitte and Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act.

              (r) The Indenture constitutes a direct and valid first mortgage lien, subject only to liens permitted by the Indenture, including liens and encumbrances existing at the time of acquisition by the Company, upon the interests of the Company in the properties and franchises now owned by the Company and located in Connecticut and under existing law will, subject only to such permitted liens
("Permitted Exceptions") and subject to the provisions of the Federal Bankruptcy Code, constitute a similar lien at the time of acquisition on all properties and assets of the Company acquired after the date of this Agreement located within the State of Connecticut and required by the Indenture to be subjected to the lien thereof, other than properties and assets of the character excluded, excepted or released from the lien thereof; and the Indenture, and/or an appropriate certificate or financing statement with respect thereto, has been or will be duly recorded or filed for recordation in all places within the State of Connecticut, in which such recording is required to protect and preserve the lien of the Indenture on the properties and assets located in Connecticut, which are presently subject thereto, and all Connecticut, taxes and fees required to be paid with respect to the execution and recording of the Indenture and the issuance of the Bonds have been paid.

              (s) The major electric transmission lines and distribution facilities owned by the Company are in the main on land owned in fee by the Company or over which the Company has adequate easements. The Company has title good and sufficient for the purposes for which such properties or easements are held by the Company, subject only to Permitted Exceptions, to minor defects in title that are curable by the exercise of the Company's right of eminent domain and to additional liens of record, in the aggregate not material to the financial condition of the Company, which liens are capable of being satisfied if necessary by the payment of money.

              (t) The manner in which the Mortgaged Property and the Trust Estate (each as defined below) and the Company's properties and assets are described in the granting clauses of the Indenture is adequate for the purpose of subjecting the same to the lien of the Indenture.

       Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Bonds shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

       4. Terms of Public Offering. The Company is advised by the Underwriters that they propose to make a public offering of the Bonds as soon after this Agreement has been entered into as in the judgment of the Representatives is advisable. The terms of the public offering of the Bonds are set forth in the Prospectus.

       5.    Payment and Delivery.  Except as otherwise provided in this
Section 5, payment for the Bonds shall be made to the Company in Federal or other funds immediately available at the time (the "CLOSING DATE") and place set forth in Schedule II hereto, upon delivery to the Representatives of the Bonds, in fully registered global form registered in the name of Cede & Co., for the respective accounts of the severa l Underwriters of the Bonds registered in such names and in such denominations as the Representatives shall request in writing not less than the business day immediately preceding the date of delivery, with any transfer taxes payable in connection with the transfer of the Bonds to the Underwriters duly paid. Delivery of the Bonds shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

       6. Conditions to the Underwriters' Obligations. The obligations of the Underwriters are subject to the following conditions:

              (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                    (i)     there shall not have occurred any
downgrading or withdrawal, nor shall any notice have been given of any intended or potential downgrading or withdrawal or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule
436(g)(2) under the Securities Act;
                     (i)     there shall not have occurred any
downgrading or withdrawal, nor shall any notice have been given of any intended or potential downgrading or withdrawal or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule
436(g)(2) under the Securities Act;

                     (ii)    no stop order suspending the
effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                     (iii)   there shall not have occurred any
change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the judgment of the Representatives, is material and adverse and that makes it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offer, sale or delivery of the Bonds on the terms and in the manner contemplated in the Prospectus.

              (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

              (c) At the Closing Date, the Bonds shall be rated at least A- by S&P, A3 by Moody's and A- by Fitch, and the Company shall have delivered to the Underwriters a letter, dated the Closing Date, from each such rating agency, or other evidence reasonably satisfactory to the Underwriters, confirming that the Bonds have been assigned such ratings;

              (d) The Underwriters shall have received on the Closing Date a legal opinion or legal opinions from Jeffrey C. Miller, Esq., Assistant General Counsel of Northeast Utilities Service Company, counsel to the Company, or other counsel reasonably acceptable to the Underwriters, dated the Closing Date, to the effect that:

                     (i)     the Company has been duly formed, is
validly existing as a Connecticut corporation in good standing under the laws of Connecticut, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company; the Company possesses such material certificates, authorizations, franchises or permits issued by the appropriate state or federal regulatory authorities or bodies as are necessary to conduct its business as currently conducted;

                     (ii) this Agreement has been duly authorized, executed and delivered by the Company;

                     (iii) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as may be limited by the laws of Connecticut, where the property covered by the Indenture is located, affecting the lien of the Indenture on after-acquired real property and affecting the remedies for the enforcement of the security provided for therein, which laws do not make inadequate the remedies necessary for the realization of the benefits of such security;

                     (iv) the Bonds have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits and security of the Indenture, equally and ratably with the first and refunding mortgage bonds of other series presently secured by the Indenture, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity;

                     (v)    (A) the execution and delivery by the
Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Bonds will not contravene any provision of applicable law or the Certificate of Incorporation or By-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company that is material to the Company, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and (B) no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture and the Bonds, except for the DPUC Order, such as have been obtained under the Securities Act and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Bonds. The DPUC Order is in full force and effect and is sufficient to authorize the Company to issue the Bonds and to perform its obligations under the Bonds, the Indenture, and this Agreement and is final and not subject to rehearing or appeal;

                    (vi) the statements (A) in the Prospectus under the captions "Description of the Bonds", "Underwriting" and "Description of the New Bonds," (B) in the Registration Statement under Item 15,
(C) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and
(D) in "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings as of the dates of such reports and fairly summarize the matters referred to therein as of the dates of such reports;

                   (vii) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

                   (viii) the Company is not and, after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                   (ix) except as disclosed in the Prospectus, the Company (A) is in compliance with any and all applicable Environmental Laws, (B) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (C) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company;

                    (x)   the Registration Statement has become
effective; no stop order suspending the effectiveness of the Registration Statement is in effect, no order directed to the adequacy of any document incorporated by reference in the Prospectus has been issued by the Commission and no proceedings for either such purpose are pending before or threatened by the Commission;

                    (xi) such counsel (A) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus and any amendment to the Prospectus (except for financial statements, schedules and other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus or any amendment to the Prospectus, as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements, schedules and other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement to the Prospectus, as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, when such part became effective, contained and, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(C) is of the opinion that the Registration Statement and Prospectus as they may be amended or supplemented (except for financial statements, schedules and other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement to the Prospectus, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (D) has no reason to believe that (except for financial statements, schedules and other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement to the Prospectus, as to which such counsel need not express any belief) the Prospectus as it may be amended or supplemented, as of its date and as of the date such opinion is delivered contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (xii)  the property specifically described
as the mortgaged property (the "MORTGAGED PROPERTY") and as the trust estate (the "TRUST ESTATE") in the Indenture located in Connecticut constitutes all of the utility franchises held by the Company and all of the Company's principal properties and substantially all of the property used by the Company in its business other than the exceptions explicitly stated in the Indenture;

                     (xiii)   The Indenture constitutes a direct
and valid first mortgage lien, subject only to liens permitted by the Indenture, including liens and encumbrances existing at the time of acquisition by the Company upon the interests of the Company in the properties and franchises now owned by the Company and located in Connecticut and under existing law will, subject only to such Permitted Exceptions and subject to the provisions of the Federal Bankruptcy Code, constitute a similar lien at the time of acquisition on all properties and assets of the Company acquired after the date of such opinion located within the State of Connecticut and required by the Indenture to be subjected to the lien thereof, other than properties and assets of the character excluded, excepted or released from the lien thereof; and the Indenture, and/or an appropriate certificate or financing statement with respect thereto, has been or will be duly recorded or filed for recordation in all places within the State of Connecticut, in which such recording is required to protect and preserve the lien of the Indenture on the properties and assets located in Connecticut, which are presently subject thereto, and all Connecticut, taxes and fees required to be paid with respect to the execution and recording of the Indenture and the issuance of the Bonds have been paid;

                    (xiv)  The major electric transmission lines
and distribution facilities owned by the Company are in the main on land owned in fee by the Company or over which the Company has adequate easements. The Company has title good and sufficient for the purposes for which such properties or easements are held by the Company, subject only to Permitted Exceptions, to minor defects in title that are curable by the exercise of the Company's right of eminent domain and to additional liens of record, in the aggregate not material to the financial condition of the Company, which liens are capable of being satisfied if necessary by the payment of money;

                    (xv)     The manner in which the Mortgaged
Property and the Trust Estate and the Company's properties and assets are described in the granting clauses of the Indenture is adequate for the purpose of subjecting the same to the lien of the Indenture;

                     (xvi)  After inquiry with the Northeast
Utilities Service Company attorneys responsible for real property matters related to the Company, Mr. Miller has no actual knowledge that there are any claims currently pending against the Company before any court or regulatory authority contesting the Company's title to any land or easements on which electric transmission lines and distribution facilities formerly owned by HELCO, and subsequent additions thereto, are located which if adversely determined would be material to the operations of the Company. Such attorneys have advised Mr. Miller that the Indian claims matters referred to in the opinion of Day, Berry & Howard LLP may affect certain of the properties of the Company formerly owned by HELCO.

              In rendering the opinion set forth in Section 6(d)
(xiv) above, counsel may note that the lien of the Indenture could be subject or subordinated to Connecticut General Statutes
Section 22a-452a, as amended, providing for a lien on behalf of the State of Connecticut for expenses incurred in containing, removing or mitigating hazardous waste.

              Insofar as Mr. Miller's opinion relates to matters governed by the law of the State of Connecticut, he may rely on the opinion of even date therewith of Day, Berry & Howard LLP, counsel for the Company as addressed to him. The foregoing opinion shall be addressed to or shall allow the Underwriters to rely on such opinion as if they were an addressee thereto.

           (e) The Underwriters shall have received from Pillsbury Winthrop LLP, special counsel for the Underwriters, an opinion dated the Closing Date and addressed to the Underwriters, with respect to the issuance and sale of the Bonds, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

              Such counsel shall also state that it has no reason to believe that (except for financial statements, schedules and other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus, as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel (and counsel to the Company with respect to Section 6(d)(xi)(D) above) may state that its belief is based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

              The opinion(s) of Counsel described in Section 6(d) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

              (f) The Underwriters shall have received on the date hereof and on the Closing Date, letters, the first dated the date hereof and the second dated the Closing Date, each in form and substance satisfactory to the Underwriters, from Deloitte &
Touche LLP, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

       If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

       7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

              (a) To furnish the Representatives, without charge, one (1) signed copy of the Registration Statement (including exhibits thereto) and, for delivery to each other Underwriter, a conformed copy of the Registration Statement (without exhibits thereto) and to furnish the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the preliminary prospectus, Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

              (b) Before amending or supplementing the Registration Statement, preliminary prospectus or the Prospectus with respect to the Bonds, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably objects.

              (c) If, during such period after the first date of the public offering of the Bonds as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Bonds may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

              (d) To endeavor to qualify the Bonds for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company in its reasonable judgment to be unduly burdensome.

              (e) To make generally available to the Company's security holders and to each of the Underwriters as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, but not limited to, Rule 158 under the Securities Act). If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

              (f) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Bonds (other than (i) the Bonds and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Representatives.

              (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Bonds under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Bonds to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Bonds under state law and all expenses in connection with the qualification of the Bonds for offer and sale under state law as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters not to exceed $10,000 in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) the fees and disbursements of the Company's accountants and the Trustee and its counsel, (v) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with any review and qualification of the offering of the Bonds by the National
Association of Securities Dealers, Inc., (vi) any fees charged by the rating agencies for the rating of the Bonds and (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution", and the clause (b) of Section 10 entitled "Defaulting Underwriters" below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, and any advertising expenses connected with any offers they may make.

              (h) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and will use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

              (i) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Bonds.

              (j) If the supplemental indenture establishing the terms of the Series A Bonds and the Series B Bonds (the
"SUPPLEMENTAL INDENTURE") is not recorded prior to the Closing Date, then (1) within 10 days after the Closing Date, the Company shall deliver the Supplemental Indenture in recordable form to the appropriate real estate recording office in all jurisdictions specified in such Supplemental Indenture for recording and deliver to the office of the Secretary of State of the State of Connecticut a UCC-1 financing statement relating to such Supplemental Indenture for filing in such office and (2) within 25 days after the Closing Date, the Company shall deliver to counsel to the Underwriters a certificate signed by an officer of the Company certifying that the actions required by the foregoing clause (1) have been taken. The Company shall further provide counsel to the Underwriters, as soon as it is available, a copy of the related opinions of counsel contemplated by
Section 6.10(b) of the Indenture. To the extent not covered in the opinion described in the previous sentence, the Company shall also provide counsel to the Underwriters, concurrently with the furnishing of such opinion, a list of the recording information for all such filings

       8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities when and as incurred by them (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

       (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

       (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing (but the omission so to notify the indemnifying party under this subsection shall not relieve it from any liability which it otherwise might have to an indemnified party otherwise than under this subsection) and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
(i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party has not retained counsel within a reasonable period of time after the request by the indemnified party to do so. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred.
Such firm shall be designated in writing by the Representatives, in the case of parties indemnified pursuant to Section 8(a) above, and by the Company, in the case of parties indemnified pursuant to Section 8(b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

       (d)   To the extent the indemnification provided for in
Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Bonds or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of each indemnifying party on the one hand and each indemnified party on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Bonds shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Bonds (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Bonds. The relative fault of each indemnifying party on the one hand and each indemnified party on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Bonds they have purchased hereunder, and not joint.

       (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section
8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

       (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any person controlling the Company and
(iii) acceptance of and payment for any of the Bonds.

       9. Termination. This Agreement shall be subject to termination by notice given by the Representatives to the Company, if (a) after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago
Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or there shall have been established by any of such exchanges or by the Commission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, (ii) trading of any securities of the Company or Northeast Utilities shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (iv) there shall have occurred any (A) outbreak of hostilities affecting the United States, or (B) other national or international calamity or crisis, or any material adverse change in financial, political or economic conditions affecting the United States, including, but not limited to, an escalation of hostilities that existed prior to the date of this Agreement, or
(v) there shall have occurred any material disruption in commercial banking securities settlement or clearance services and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)
(v), such event, singly or together with any other such event, makes it impracticable or inadvisable, in the judgment of the Representatives, to proceed with the offer, sale or delivery of the Bonds on the terms and in the manner contemplated in the Prospectus.

       10. Defaulting Underwriters.(a) If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase the Bonds set forth opposite the name of such Underwriter or Underwriters in Schedule I hereto that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of such Bonds which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Bonds of such Underwriter or Underwriters to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of such Bonds set forth opposite their respective names in Schedule I hereto bears to the aggregate amount of such Bonds set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Bonds which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of the Bonds that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section
10 by an amount in excess of one-ninth of such amount of such Bonds without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase such Bonds and the aggregate amount of such Bonds with respect to which such default occurs is more than one-tenth of the aggregate amount of such Bonds to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Bonds are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        (b) If this Agreement shall be terminated by the Underwriters because any condition to the obligation of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters for all out of pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

       11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Bonds.
The provisions of Sections 8 and 10(b) hereof shall survive the termination or cancellation of this Agreement

       12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Barclays Capital Inc., Attention: Fixed Income Syndicate (212-412-7305) and confirmed to Barclays Capital Inc., at 200 Park Avenue, New York, NY 10166, Attention: Fixed Income Syndicate and to Citigroup Global Markets Inc., Attention: General Counsel (212-816-7912) and confirmed to Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to The Connecticut Light and Power Company, Attention: Assistant Treasurer (860-665-5058) and confirmed to it at The Connecticut Light and Power Company, 107 Selden Street, Berlin, Connecticut 06037,
Attention: Assistant Treasurer.

       13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

       14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

       15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.



                            Very truly yours,

                            BARCLAYS CAPITAL INC.
                            CITIGROUP GLOBAL MARKETS INC.
                            BNY CAPITAL MARKETS, INC.
                            KEYBANC CAPITAL MARKETS, A DIVISION
                               OF  MCDONALD INVESTMENTS INC.
                            WACHOVIA CAPITAL MARKETS, LLC

                            BARCLAYS CAPITAL INC.


                            By:    /s/ Pamela Kendall
                                   Name:  Pamela Kendall
                                   Title: Director


                            CITIGROUP GLOBAL MARKETS INC.


                            By:    /s/ Scott Sanders
                                   Name:  Scott Sanders
                                   Title: Director

                            As representatives of the Several
                            Underwriters

Accepted and agreed:

THE CONNECTICUT LIGHT
AND POWER COMPANY


By: /s/  Patricia C. Cosgel
    Name:  Patricia C. Cosgel
    Title: Assistant Treasurer - Finance

                                   SCHEDULE I


                        PRINCIPAL AMOUNT OF     PRINCIPAL AMOUNT OF
UNDERWRITERS            SERIES A BONDS          SERIES B BONDS

Barclays Capital Inc.    $ 40,000,000            $ 40,000,000
Citigroup Global
  Markets Inc.             40,000,000              40,000,000

BNY Capital Markets,
   Inc.                     6,667,000               6,667,000

KeyBanc Capital
   Markets, A Division
   of McDonald
   Investments Inc.         6,667,000               6,667,000
Wachovia Capital
   Markets, LLC.            6,666,000               6,666,000

       TOTAL             $100,000,000           $ 100,000,000

                                  SCHEDULE II

Underwriting Agreement dated April 4, 2005

Registration Statement No. 333-118276

Lead Underwriters and Address:

       Barclays Capital Inc.              Citigroup Global Markets Inc.
       200 Park Avenue                     388 Greenwich Street
       New York, New York 10166            New York, New York 10013


Closing Date and Location:

       April 7, 2005
       Pillsbury Winthrop LLP
       1540 Broadway
       New York, New York 10036

                                SERIES A BONDS


Designation:        5.000% First and Refunding Mortgage Bonds,
                    2005 Series A, Due 2015

Principal Amount:   $100,000,000

Date of Maturity:   April 1, 2015

Interest Rate:      5.000%

Interest Payment    April 1 and October 1 of each year, commencing
Dates:              October 1, 2005

Record Dates:       March 15 and September 15 of each year

Purchase Price:     98.754% of the principal amount thereof

Public Offering     99.404% of the principal amount thereof, plus
Price:              accrued interest, if any, from the date of original
                    issuance thereof


                                SERIES B BONDS


Designation:        5.625% First and Refunding Mortgage Bonds,
                    2005 Series B, Due 2035


Principal Amount:   $100,000,000

Date of Maturity:   April 1, 2035

Interest Rate:      5.625%

Interest Payment    April 1 and October 1 of each year, commencing
Dates:              October 1, 2005

Record Dates:       March 15 and September 15 of each year

Purchase Price:     99.083% of the principal amount thereof

Public Offering     99.958% of the principal amount thereof, plus Price:
                    accrued interest, if any, from the date of original issuance thereof



                                       3